UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

            Date of report (earliest event reported): January 5, 2007

                           ORIENT-EXPRESS HOTELS LTD.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                     Bermuda
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

               001-16017                              98-0223493
       ------------------------                    -----------------
       (Commission file number)                    (I.R.S. Employer
                                                  Identification No.

                               22 Victoria Street
                             Hamilton HM 12, Bermuda
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  441-295-2244
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

     (a)

     As previously reported in the Registrant's Form 8-K bearing a cover date of June 5, 2006, the Registrant's Board of Directors approved, and its shareholders on June 5, 2006 confirmed, amendments to the Registrant's Bye-Laws 48, 118 and 119, subject to and effective upon the adoption of final rules by the New York Stock Exchange and amendments to the laws of Bermuda. The amendments permit certain notices and other documents to be given to shareholders by posting them on the Registrant's website www.orient-express.com, and notices of its general meetings to be given by posting them on the Registrant's website or by e-mail, if and to the extent permitted by the applicable rules of the New York Stock Exchange and the Securities and Exchange Commission, and the laws of Bermuda.

     On August 21, 2006, the New York Stock Exchange adopted amendments to its Listed Company Manual that permit a listed company to comply with the Exchange requirement to deliver its annual financial statements to its shareholders by making the company's annual report on Form 10-K available on, or by a link through, its corporate website. In addition, on January 5, 2007, the Government of Bermuda published the Governor's assent to the Bermuda Companies Amendment Act 2006 ("2006 Amendment Act"), which assent was dated December 29, 2006. The 2006 Amendment Act permits the delivery of proxy materials to shareholders by posting them on an internet website and the delivery of notices of general meetings through the Registrant's website or by email.

     A copy of the Registrant's Amended Bye-Laws was filed as Exhibit 3 to the Registrant's Form 8-K bearing cover date June 5, 2006, and is incorporated herein by reference.


Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits:


     Exhibit Number                              Description of Exhibit
     --------------                              ----------------------

Incorporated by reference to Exhibit 3           Bye-Laws, as of January 5, 2007
of the Registrant's Form 8-K
bearing cover date June 5, 2006



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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ORIENT-EXPRESS HOTELS LTD.



Date: January 9, 2007

                                          By: /s/ Paul M White
                                              ----------------
                                              Paul M. White
                                              Vice President - Finance and Chief
                                              Financial Officer







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